SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: OCTOBER 30, 2003
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                            NUWAVE TECHNOLOGIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         DELAWARE
         --------                    0-28606                  22-3387630
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)

                               ONE PASSAIC AVENUE
                           FAIRFIELD, NEW JERSEY 07004
                    (Address of principal executive offices)

                                 (973) 882-8810
                                 --------------
                (Registrant's Executive Office Telephone Number)


                                      A-1
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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

      (A)   PREVIOUS INDEPENDENT ACCOUNTANTS

      (1)   (i)   Effective  October 30, 2003,  Nuwave  Technologies,  Inc. (the
"REGISTRANT") dismissed Eisner LLP ("EISNER") as its independent certified public accountants.

            (ii) Eisner's report on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles; however, the report was modified to include an emphasis paragraph indicating that substantial doubt existed about the Registrant's ability to continue as a going concern.

            (iii) The change of independent accountants was approved by the Registrant's Board of Directors on October 30, 2003.

            (iv) During the Registrant's most recent two fiscal years, as well as the subsequent interim period through October 30, 2003, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

            (v) During the Registrant's most recent two fiscal years, as well as the subsequent interim period through October 30, 2003, Eisner did not advise the Registrant of any of the matters identified in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

            (vi) The Registrant requested Eisner to furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.

      (B)   NEW INDEPENDENT ACCOUNTANTS

      On October 30, 2003, the Registrant engaged Marcum & Kliegman, LLP ("MARCUM") as its principal accountant to audit the Registrant's financial statements. The Registrant did not consult Marcum on any matters described in paragraph (a)(2)(i) or (ii) of Item 304 of Regulation S-K during the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging the Company.


ITEM 7. EXHIBITS

Exhibit 99.1      Letter dated November 13, 2003, from Eisner LLP


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2003              NUWAVE TECHNOLOGIES, INC.

                                     By:   /s/ George Kanakis
                                        ----------------------------------------
                                     Name: George Kanakis
                                     Its:  President and Chief Executive Officer